PREPAID EXPENSES AND OTHER CURRENT ASSETS (Detail) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Prepaid Expense and Other Assets [Line Items]
Prepaid insurance	$ 84	$ 248
Prepaid patent costs	22	159
Due from Walker Digital and Flexible Travel Company	201	0
Prepaid software	273	0
Other prepaid expenses	54	48
Total prepaid expenses and other current assets	$ 634	$ 455